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                                                                    EXHIBIT 32.1

                  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

         In connection with the accompanying Quarterly Report on Form 10-Q of Manufactured Home Communities, Inc. for the quarter ended September 30, 2003, I, Michael B. Berman, Executive Vice President and Chief Financial Officer of Manufactured Home Communities, Inc., hereby certify pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

1. such Quarterly Report on Form 10-Q of Manufactured Home Communities, Inc. for the quarter ended September 30, 2003 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in such Quarterly Report on Form 10-Q of Manufactured Home Communities, Inc. for the quarter ended September 30, 2003 fairly presents, in all material respects, the financial condition and results of operations of Manufactured Home Communities, Inc.

Date: November 10, 2003             By: /s/ MICHAEL B. BERMAN
                                        _______________________________________
                                        Michael B. Berman
                                          Vice President, Treasurer and Chief
                                          Financial Officer